UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street

_______________Minneapolis, MN 55431_______________

(Address of principal executive offices)

____________________(952) 887-3131____________________

Registrant’s telephone number, including area code

____________________Not Applicable____________________

(Former name or former address, if changed since last report)

Item 7.

Financial Statements and Exhibits.

(c)

Exhibits.

99.1	Press release announcing results of operations for quarter ended April 30, 2004 of Donaldson Company Inc., dated May 26, 2004.

Item 9.

Regulation FD Disclosure.

The information disclosed under Item 12, “Results of Operations and Financial Condition,” below also is intended to be disclosed under this Item 9 and is incorporated herein by reference.

Item 12.

Results of Operations and Financial Condition.

On May 26, 2004, Donaldson Company, Inc. issued a press release announcing its results of operations for the quarter ended April 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

          The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 26, 2004

DONALDSON COMPANY, INC. By: /s/ Thomas R. VerHage Name: Thomas R. VerHage Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press release announcing results of operations for quarter ended April 30, 2004 of Donaldson Company Inc., dated May 26, 2004